THE AAL MUTUAL FUNDS

Supplement to the Fixed-Income Funds Prospectus
Dated July 17, 2001
Relating to The AAL Municipal Bond Fund

The paragraph under the heading "Portfolio Management" on page 20 of the Prospectus is deleted and replaced with the following paragraph:

Janet I. Grangaard, CFA
Janet I. Grangaard has served as portfolio manager of The AAL Municipal Bond Fund since April 1, 2002. She also serves as portfolio manager of the Lutheran Brotherhood Municipal Bond Fund. Ms. Grangaard has served as associate portfolio manager of the Lutheran Brotherhood Fund and Lutheran Brotherhood Growth Fund from 2000 to 2002 and as portfolio manager of the Lutheran Brotherhood Municipal Bond Fund from 1994 to 2000.

The date of this Supplement is April 1, 2002

Please include this Supplement with your Prospectus.

C-50042PS7 3/02